SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) - October 23, 2001
                                ----------------



                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)




    Delaware                            000-26068               95-4405754
    --------                            ---------               ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation or Organization)      File Number)          Identification No.)



55 South Lake Avenue, Pasadena, California                             91101
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



       Registrant's telephone number, including area code: (626) 396-8300
                                                           --------------



                                 Not Applicable
                   ------------------------------------------
          (Former Name or Former Address, if Changed since Last Report



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Item 7.  Exhibits.

          (a)      Not Applicable.

          (b)      Not Applicable.

          (c)      Exhibits.

                   Exhibit 99.1

                   Press Release dated October 23, 2001 of the Registrant.



Item 9.  Registration FD Disclosure.

         On October 23, 2001, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     ACACIA RESEARCH CORPORATION


Date:  October 26, 2001              By:   /s/  Paul R. Ryan
                                       -----------------------------------------
                                       Name:  Paul R. Ryan
                                       Title: Chairman and Chief Executive
                                                Officer

                                  EXHIBIT INDEX



 Exhibit Number                         Description
 --------------                         -----------
    99.1                Press Release dated October 23, 2001, of the Registrant.